EXHIBIT 9








CITICORP LIFE INSURANCE COMPANY LETTERHEAD


With reference to Form N-4 Registration Statement filed on behalf of Citicorp Life Insurance Company and the Citicorp Life Variable Annuity Separate Account with the Securities and Exchange Commission covering flexible premium variable deferred annuity policies, I have examined such documents and such law and have made due inquiries as I considered necessary and appropriate, and on the basis of such examination and inquiries, it is my opinion that:

          1. The Citicorp Life Insurance Company is duly organized and validly existing under the laws of the State of Arizona and has been duly authorized to issue flexible premium variable deferred annuity policies by the Department of Insurance of the State of Arizona.

          2. The Citicorp Life Variable Annuity Separate Account is a duly authorized and existing separate account established pursuant to the provisions of the Revised Statutes of the state of Arizona;

          3. The flexible premium variable deferred annuity policies, when issued as contemplated by said Form N-4 Registration Statement, will constitute legal, validly issued and binding obligations of Citicorp Life Insurance Company.

I hereby consent to the filing of this opinion as an exhibit to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement.

                                       Citicorp Life Insurance Company

                                           /s/ Richard M. Zuckerman
                                           ------------------------
                                               Richard M. Zuckerman

                                       Vice President, Associate General Counsel

                                                 April 18, 1997
                                                 --------------
                                                     (Date)


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CITICORP LIFE INSURANCE COMPANY LETTERHEAD






I hereby consent to the use of my name under the caption "Legal Matters" in the Statement of Additional Information contained in this Post-Effective Amendment to the Form N-4 Registration Statement, filed on behalf of Citicorp Life Insurance Company and the Citicorp Life Variable Annuity Separate Account with the Securities and Exchange Commission


                                    Citicorp Life Insurance Company

                                        /s/ Richard M. Zuckerman
                                        ------------------------
                                            Richard M. Zuckerman

                                    Vice President, Associate General Counsel

                                               April 18, 1997
                                               --------------
                                                   (Date)